                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 25, 1999
                        Commission File Number: 000-23000

                        THE HARVEY ENTERTAINMENT COMPANY
                 (Name of Small Business Issuer in its Charter)


           CALIFORNIA                                   95-4217605
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)


                      1999 AVENUE OF THE STARS, SUITE 2050
                          LOS ANGELES, CALIFORNIA 90067
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (310) 789-1990


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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On June 25, 1999, The Harvey Entertainment Company (the "Company") selected PricewaterhouseCoopers LLP ("PWC") to audit its consolidated financial statements for the fiscal year ending December 31, 1999. Deloitte & Touche LLP ("D&T") served as the Company's independent auditors for the fiscal years ended December 31, 1997 and 1998. The decision to change auditors was recommended by the Audit Committee and approved by the Company's entire Board of Directors.

        During the two most recent fiscal years, and the subsequent interim period prior to June 25, 1999, the Company believes that there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

        D&T's report on the Company's financial statements for the fiscal year ended December 31, 1998 contained a qualification as to the uncertainty of the Company's ability to continue as a going concern. At the time of D&T's report, the Company had not yet completed the private placement of 170,000 shares of Series A Preferred Stock (the "Stock Purchase"), which provided the Company with $11.5 million in cash and $5.5 million in common stock of The Kushner-Locke Company. The Stock Purchase was completed on April 26, 1999 and, as a result of its completion, the Company believes that it has sufficient liquidity for at least the next twelve months. Other than the "going concern" qualification, D&T's report for fiscal 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. D&T's report on the Company's financial statements for the fiscal year ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Company has provided D&T with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-B of the Securities Act of 1933, as amended, and has requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16. In addition, the Company has authorized D&T to respond fully to the inquiries of PWC concerning the subject matter described in the foregoing paragraphs.

        During its two most recent fiscal years, and through June 25, 1999, neither the Company, nor anyone on the Company's behalf, consulted PWC in connection with the Company's financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of any potentially reportable event.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

The exhibit listed below is filed as part of this Current Report.

Exhibit Number                Description of Exhibit
--------------                ----------------------
     16                       Letter of Deloitte & Touche LLP re: change in certifying
                              accountant.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 1999                         THE HARVEY ENTERTAINMENT COMPANY


                                             By: /s/ RONALD B. CUSHEY
                                                 -------------------------------
                                                 Name: Ronald B. Cushey
                                                 Title: Chief Financial Officer




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                                  EXHIBIT INDEX


The exhibit listed below is filed as part of this Current Report.

Exhibit Number                Description of Exhibit
--------------                ----------------------
     16                       Letter of Deloitte & Touche LLP re: change in certifying
                              accountant.